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                                                                   EXHIBIT 32(b)

                           CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cummins Inc. (the "Company") on Form 10-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange commission on the date thereof (the "Report") I, Jean S. Blackwell, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Jean S. Blackwell
                                            ------------------------------------
                                            Jean S. Blackwell
                                            Vice President and Chief
                                            Financial Officer
                                            July 29, 2003